Exhibit 99.1

- 1 - NOTICE OF ENTRY 1 2 3 4 5 6 7 8 9 10 11 13 14 15 16 17 18 19 20 21 22 25 26 27 28 ORDR BAUMAN LAW FIRM FREDERICK C. BAUMAN (Nevada Bar No. 8370) fred@lawbauman.com 6440 Sky Pointe Dr., Ste 140 - 149 Las Vegas, NV 89131 (702) 533 - 8372 NO FAX NUMBER Attorney for Plaintiffs DISTRICT COURT CLARK COUNTY, NEVADA MAR GROUP, a Florida corporation; MINA 12 and WORLDWAYS INC., a Florida corporation, Plaintiff, vs. DAVID DELKE, an individual and DOES 1 through 10, inclusive, Defendants ) ) ) ) ) ) FUSE SCIENCE, INC., a Nevada corporation; ) RED 62, INC., a Delaware corporation; ESAU ) ) ) ) ) ) ) FRANSYS CONSULTING INC. d/b/a MINA ) Case No.: A - 25 - 912525 - C ) DEPT. NO.: II MAR CORPORATION, a Florida corporation ) ) ORDER GRANTING MOTION FOR ) APPOINTMENT OF A RECEIVER FOR ) DEFENDANT FUSE SCIENCE, INC. This matter came before the Court on Plaintiffs’ Motion for Appointment of a Receiver pursuant to NRS 78.650 and NRS 32.010. No timely notice of opposition was filed, Accordingly, pursuant to EDCR 2.20 (e), this may be construed as an admission that the motion is meritorious and a consent by 23 Defendant to granting the same. 24 The Court, having reviewed the Motion, the pleadings on file, and good cause appearing, HEREBY FINDS, CONCLUDES, AND ORDERS as follows: I. FINDINGS OF FACT Electronically Filed 06/17/2026 12:45 PM Case Number: A - 25 - 912525 - C ELECTRONICALLY SERVED 6/17/2026 12:46 PM

- 2 - NOTICE OF ENTRY 1 2 3 6 7 8 9 10 11 12 13 14 15 16 17 18 19 21 22 23 24 25 26 27 28 1. Plaintiffs are creditors of Defendant Fuse Science, Inc. (“Fuse Science”) and have obtained a judgment against Fuse Science in the amount of $643,471. 2. Defendant Fuse Science has failed to satisfy the judgment and remains in default of its 4 financial obligations. According to its publicly available financial statements dated December 31, 5 2026, Defendant Fuse Science has $ - 0 - in assets and $ - 0 - in cash. 3. Defendant Fuse Science is insolvent and unable to meet its obligations as they become due. 4. Defendant Fuse Science has relocated its corporate headquarters and assets abroad. 5. There is a substantial risk that any corporate assets may be dissipated, concealed or improperly transferred to insiders. 6. Absent Court intervention, creditors – including Plaintiff – will suffer irreparable harm. II. CONCLUSIONS OF LAW 1. This Court has jurisdiction over the parties and subject matter. 2. Under NRS 78.650, the Court may appoint a receiver to take charge of a corporation’s assets and affairs. 3. NRS 32.010 authorizes the appointment of a receiver in accordance with the usages of 20 courts of equity. 4. Therefore, the appointment of a receiver is necessary, appropriate, and in the interest of justice to preserve assets, protect creditors, and ensure the lawful winding up of the corporation. III. APPOINTMENT OF RECEIVER IT IS HEREBY ORDERED that: Peter D. Downey is appointed Receiver of Fuse Science, Inc. The Receiver shall act as an officer of the Court and shall be subject to the Court’s supervision and control.

- 3 - NOTICE OF ENTRY 1 2 3 4 5 6 7 8 9 12 13 14 15 18 19 21 22 23 24 25 26 27 28 IV. POWERS AND DUTIES OF RECEIVER The Receiver is granted full authority to take possession and control of all assets, property, and operations of Defendant Fuse Science, Inc., including but not limited to the following: A. Asset Control. To take immediate possession of all assets, including but not limited to the real, personal, tangible and intangible property, and interests in any subsidiaries or related companies, management and control rights, claims, and causes of action, wherever located, including without limitation the account with Equity Stock Transfer, exclusive stock transfer for Defendant Fuse Science, Inc., as well as the account with OTCMarkets, the financial reporting service used by 10 Defendant Fuse Science, Inc., and to secure bank accounts and to open and maintain receiver - controlled 11 accounts, financial records and business documents. B. Investigation & Recovery . To investigate all transfers of assets and transfers, issuance and cancellation of shares of capital stock, both preferred and common, including insider transactions, pursue recovery of improperly transferred or concealed assets or shares of stock, to collect all accounts 16 receivable and debts owed to Defendant Fuse Science, Inc., and to cancel all improperly issued shares 17 of capital stock, both preferred and common. C. Operations & Management . To operate, manage, or wind down the business, retain 20 professionals (attorneys, accountants, consultants) and negotiate with creditors and governmental entities without prior Court approval for individual expenditures or engagements not exceeding $10,000 per matter. D. Litigation Authority . To initiate, defend, or settle legal actions on behalf of Defendant Fuse Science, Inc., and also enforce judgments and pursue claims belonging to the receivership estate. E. Reporting . To prepare and file periodic reports with the Court and to provide accounting of assets, liabilities and activities.

- 4 - NOTICE OF ENTRY 1 2 3 4 5 6 7 8 9 12 13 14 15 18 19 20 21 22 23 24 25 27 28 F. Liquidation . To liquidate assets as necessary and distribute proceeds in accordance with Nevada law and further Court order. V. MANDATORY INJUNCTIVE RELIEF IT IS FURTHER ORDERED that Defendant Fuse Science, Inc., its officers, directors, shareholders, agents, employees, alter ego entities, and all persons or entities acting in concert with them are immediately enjoined and restrained from: (i) transferring, encumbering, hypothecating or disposing of any assets of the receivership estate; (ii) interfering with, obstructing, or impeding the Receiver’s duties; (iii) dissipating, concealing, or removing any property subject to this Order or (iv) 10 issuing or facilitating the issuance of any shares of capital stock, preferred or common, of Defendant 11 Fuse Science, Inc. All financial institutions, agents, and third parties holding assets of or owing obligations to Defendant Fuse Science, Inc. shall immediately turn over such assets to the Receiver upon demand. Violation of this Order may be punishable as contempt of Court. IT IS FURTHER ORDERED that Defendant Fuse Science, Inc. and its agents shall 16 immediately deliver to the Receiver all (a) Books and records; (b) Financial agreements, (c) Bank 17 account information and (d) Corporate documents, including all shareholder ledgers and records. VI. RECEIVER’S COMPENSATION The Receiver and any professionals retained by the Receiver shall be compensated at their reasonable hourly rates, subject to Court approval upon noticed motion, payable from the receivership estate as a first priority administrative expense. The Receiver shall not be required to post a bond at this time, or shall post a bond in such amount as the Court may hereafter order. The Receiver shall not be personally liable for any acts or 26 omissions taken in good faith in the discharge of the Receiver’s duties, except in cases of willful misconduct or gross negligence. In distributing receivership proceeds, the Receiver shall recognize

- 5 - NOTICE OF ENTRY 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Plaintiffs’ judgment lien and priority status under applicable Nevada law. The Court retains jurisdiction to issue further orders as necessary, to modify Receiver’s authority. To resolve disputes among creditors, and to approve interim and final distributions and final accounting. IT IS SO ORDERED DISTRICT COURT JUDGE Respectfully submitted by: Frederick C. Bauman, Bar No. 8370 fred@lawbauman.com Las Vegas, NV 89131 (702) 533 - 8372 NO FAX NUMBER Attorney for Plaintiffs

3 4 5 6 7 1 CSERV 2 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 DISTRICT COURT CLARK COUNTY, NEVADA CASE NO: A - 25 - 912525 - C Mina Mar Corporation, Plaintiff(s) vs. 8 Esau Delke, Defendant(s) DEPT. NO. Department 2 AUTOMATED CERTIFICATE OF SERVICE This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order Granting Motion was served via the court’s electronic eFile system to all recipients registered for e - Service on the above entitled case as listed below: Service Date: 6/17/2026 Frrederick Bauman fred@lawbauman.com Frederick Bauman fred@lawbauman.com Frederick Bauman fred@lawbauman.com Esau Delke david@904rental.com